                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2719

                     SCUDDER U.S. GOVERNMENT SECURITIES FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder U.S. Government Securities Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A and C shares, and the returns during all periods shown for Class B and I shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares prior to May 31, 1994 are derived from the historical performance of Class A shares of the Scudder U.S. Government Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder U.S. Government Securities Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	.66%	.69%	4.80%	5.33%	6.38%
Class B	.18%	-.19%	3.88%	4.42%	5.41%
Class C	.34%	-.12%	3.99%	4.51%	5.50%
Lehman Brothers GNMA Index+	1.27%	1.74%	5.55%	6.18%	7.25%

Scudder U.S. Government Securities Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I	.87%	1.06%	5.07%	5.62%	6.20%
Lehman Brothers GNMA Index+	1.27%	1.74%	5.55%	6.18%	6.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I commenced operations on July 3, 1995. Index returns begin June 30, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 4/30/04	$ 8.54	$ 8.52	$ 8.54	$ 8.52
10/31/03	$ 8.62	$ 8.60	$ 8.63	$ 8.61
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .16	$ .12	$ .12	$ .17
April Income Dividend	$ .0290	$ .0216	$ .0223	$ .0297
SEC 30-day Yield as of 4/30/04++++	2.71%	1.81%	1.87%	2.89%
Current Annualized Distribution Rate as of 4/30/04++++	4.07%	3.04%	3.13%	4.18%

++++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 1.75% and 2.14% for Class B and I, respectively, had certain expenses not been reduced.
Class A Lipper Rankings - GNMA Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	66	56
3-Year	33	of	56	58
5-Year	23	of	46	47
10-Year	18	of	28	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder U.S. Government Securities Fund - Class A [] Lehman Brothers GNMA Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,616	$10,993	$12,381	$17,719
	Average annual total return	-3.84%	3.21%	4.36%	5.89%
Class B	Growth of $10,000	$9,690	$11,011	$12,315	$16,939
	Average annual total return	-3.10%	3.26%	4.25%	5.41%
Class C	Growth of $10,000	$9,988	$11,247	$12,471	$17,077
	Average annual total return	-.12%	3.99%	4.51%	5.50%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,174	$11,759	$13,498	$20,142
	Average annual total return	1.74%	5.55%	6.18%	7.25%

Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	Life Of Class*
Class I	Growth of $10,000	$10,106	$11,600	$13,143	$17,001
	Average annual total return	1.06%	5.07%	5.62%	6.20%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,174	$11,759	$13,498	$17,879
	Average annual total return	1.74%	5.55%	6.18%	6.90%

The growth of $10,000 is cumulative.

* Class I commenced operations on July 3, 1995. Index returns begin June 30, 1995.
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers William Chepolis and Sean McCaffrey discuss market conditions and the fund's investment strategy during the six-month period ended April 30, 2004.

Q: How would you describe the investing environment for mortgage securities during the past six months?

A: During the fourth quarter of 2003, with a significant tax-stimulus package working its way through the US economy, more-convincing signs of an economic rebound began to emerge. Positive statistical reports included increases in employment, capital spending, consumer confidence and housing starts. With pricing indices suggesting to market participants that inflation would remain stable, Treasury yields remained within their normal range, albeit slightly higher, moving into quarter-end. The fourth quarter saw significant inflows into mortgage-related securities. Investors became comfortable with the idea that the Fed was carefully watching for signs of renewed inflation and intent on keeping interest rates stable until corrective action was needed. As mortgage rates crept upward during the quarter, the percentage of mortgage holders with a financial incentive to refinance their mortgages declined dramatically, from more than 90% in June 2003 to 30% by year-end. Another important economic factor in late 2003 was continuing US dollar weakness. As a result of the dollar's decline, Japan found itself with a huge war chest of dollars due to heavy foreign exchange intervention that it in turn invested in US Treasuries and to a lesser extent, mortgage securities. Japan's significant and ongoing purchases caused interest rates to drop and spreads - the difference in yield between Treasuries and fixed-income instruments of similar duration - to narrow more than expected during the fourth quarter.

The first quarter of 2004 was generally characterized by stronger economic news, yet there was no confirmation from the labor markets, a key economic figure for investors. With each month's employment report there was discouragement, to the point where other positive economic indicators didn't register with investors. As a result, yields trended downward through the first three months of this year. However, fixed-income yields began to increase following the government's March and April employment reports, both of which greatly exceeded advance estimates for monthly job creation.

Q: How did the fund perform in this environment?

A: The fund's Class A shares' total return of 0.66% was below that of its benchmark, the Lehman Brothers GNMA Index, which rose 1.27% and was in keeping with the 0.73% return of its average peer in the Lipper GNMA Funds category.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.) At the end of the period, the fund's duration stood at 3.45 years, compared with 3.44 years for the Lehman Brothers GNMA Index.2

1 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.
2 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage- point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Q: What were the fund's primary strategies during the period?

A: For the fourth quarter of 2003, following the interest rate increases of summer and early fall, we felt that the underperformance of higher-coupon mortgage securities had bottomed out and that the ensuing slowdown in prepayments by mortgage holders would make these securities attractive. For this reason, the portfolio sold positions in 5% and 5.5% coupon GNMAs during the quarter and purchased 6%, 6.5% and 8% coupon GNMAs. These issues performed well for the portfolio. As supply was limited, the market became more heavily focused on shorter-duration instruments, and investors moved to the perceived yield advantage.

In early January, the mortgage refinancing index (representing the number of applications for refinancing transactions received by mortgage brokers that week) remained relatively low, indicating to us that prepayments would continue to be slow. In addition, the Federal Reserve was perceived to be on hold and not looking to raise interest rates anytime soon. In this environment, we felt that the best avenue to capture return for the fund was not through the pursuit of capital appreciation, but through purchases of higher yielding instruments. One strategy we followed was to purchase newer mortgage pools with slower prepays and, therefore, higher yields. Another of the fund's strategies for capturing yield was purchasing 30-year mortgages, rather than the 15-year mortgages we had been emphasizing. We were willing to forgo more-price-stable 15-year mortgages because, again, we anticipated a stable interest rate environment and wanted to pick up additional yield for the fund in longer-term issues. This strategy detracted from performance during part of the period as 15-year mortgages outperformed, but otherwise it was positive for the fund. Toward the close of the period, we began to refocus on 15-year mortgages because of their comparatively better price stability should interest rates continue to move up in the coming months.

The year 2003 had proven to be an opportune period to use financing in the form of "mortgage rolls," as the yield curve remained historically steep and mortgage supply was concentrated in forward months versus demand in near months.3 When investors need to purchase bonds in the current accounting period, but origination is concentrated in future time periods, it is frequently advantageous to sell mortgages in the near month and purchase them forward. The purchases are made at a lower price and higher yield, and sheltered from prepayments on pools they had in their portfolios. Stable-to-rising interest rates in the fourth quarter slowed supply and satisfied demand, thereby collapsing this market opportunity. Our inability to pursue this strategy in 2004 detracted from performance during the semiannual period.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep." this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

As we moved through the first quarter, the number of mortgage holders with an incentive to refinance nearly doubled as short-term interest rates ticked down. Because the fund came into 2004 with an overweight in higher-coupon mortgages, and as investors gradually became more and more concerned about additional weakness in the economy - thereby driving interest rates lower - we sold many of the higher coupon issues that we thought would bear the brunt of higher refinancing and prepayment activity. In their place, we purchased lower coupon mortgages at 5% and 5.5% with higher yields.

In addition, at the start of 2004, the fund held an overweight of approximately 5% in Treasuries and agency securities because we thought that mortgages were becoming expensive and we anticipated a softening of demand. Unfortunately, what also occurred was a simultaneous decline in supply due to slowing prepayments and economic activity. When banks began to purchase mortgage instruments in large numbers in early January to compensate for lackluster loan demand, mortgages posted significant gains when compared with Treasuries. In March and April, however, agencies and Treasuries dramatically outperformed GNMAs.

Finally, another longer-term strategy that we are counting on this year is the purchase of pools of mortgages from specific geographic locations or with specific-sized loan balances or age characteristics. These types of mortgage pools typically provide higher yields over time because of their more predictable prepayment characteristics. One of the ways we seek to outperform the benchmark is to manage the prepayment flows of the mortgage securities we purchase in a way that is superior to securities within the benchmark. The "specified" mortgage pools strategy takes longer to pay off because these securities cost more up front. After the securities reach a break-even point, the purchaser typically begins to accrue the benefits of these pools. We launched this strategy last October and are hopeful that it will provide significant additional income for the fund going forward.

Q: Will you explain how you manage the fund?

A: We strive to provide relatively high current income and safety of principal. Initially, we focus on the fund's allocation between GNMAs and Treasury securities - both of which are backed by the full faith and credit of the US government.4 The fund can also invest up to 20% of its portfolio assets in non-government issues such as agency securities and conventional mortgages. For the allocation to mortgage-backed securities, we conduct an extensive analysis of prepayment expectations of individual GNMAs, searching for value in older, seasoned bonds as well as in bonds backed by newly created mortgages. We believe that this approach diminishes the fund's prepayment risk. The older, higher-yielding GNMAs have already gone through a number of refinancing cycles, and thus, we expect them to exhibit reduced prepayment sensitivity. Bonds backed by newly created mortgages tend to exhibit low prepayments for their first few months in existence. Because we do not believe we can consistently and profitably predict the direction of interest rates, we do not try to choose securities based on their maturity dates. Rather, our investment among GNMA and US Treasury securities is based on the allocation that we believe will provide the best value for the fund. We currently have a fairly high allocation - approximately 91% of assets - in GNMA securities, reflecting our belief that GNMAs continue to offer attractive yields.

4 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.
GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA security represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, home owners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Q: How do you assess the economic environment and investor demand for mortgage securities at present?

A: With the issuance of the March and April 2004 employment reports, more investors believe that the fiscal and monetary stimulus that has been present in the economy (in the form of increased money supply and low short-term interest rates) is indeed taking hold. Increased expectations for corporate earnings are out there, and the tone for the economy appears very positive. Investors will look for further confirmation in upcoming monthly employment reports before they speak with any conviction concerning when the Fed will raise short-term interest rates.

Demand for mortgage securities appears strong at present. We are seeing more-positive commentary in the investment markets about the mortgage sector from analysts and traders. Banks, which have been avid purchasers of mortgages, may take a step back if they begin to experience higher loan demand with a pickup in the economy. If short-term interest rates rise, the government agencies Freddie Mac and Fannie Mae should also be significant purchasers of mortgages. As always, our main concern is the level of prepayments within the sector. The most advantageous strategy at present is to purchase mortgage instruments on the basis of yield rather than total return. If we were to become convinced that the Federal Reserve was on the verge of hiking interest rates quickly, as in 1994, we would be more focused on managing the price characteristics of our portfolio. We believe that Scudder US Government Securities Fund remains a suitable vehicle for investors seeking high current income and less downside risk than other GNMA funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Portfolio Composition	4/30/04	10/31/03

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	91%	86%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	9%	7%
US Treasury Obligations	-	5%
Cash Equivalents, net	-	2%
	100%	100%

Credit Quality	4/30/04	10/31/03

AAA	100%	100%

Interest Rate Sensitivity	4/30/04	10/31/03

Average Maturity	3.7 years	3.8 years
Average Duration	3.4 years	2.7 years

Portfolio composition and holdings are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.0%
US Treasury Bill, 0.94%, 7/22/2004 (Cost $374,206) (g)	375,000	374,206

Agencies Not Backed by the Full Faith and Credit of the US Government 8.8%
US Government Sponsored Agencies 1.7%
Federal Home Loan Mortgage Corp., 2.875%, 5/15/2007 (e)	29,460,000	29,217,809
Federal National Mortgage Association, 7.25%, 1/15/2010 (e)	22,320,000	25,722,729
		54,940,538
US Government Sponsored Agency Pass-Thrus 7.1%
Federal Home Loan Mortgage Corp.:
4.5%, 12/31/2033	35,000,000	34,453,125
5.0% with various maturities from 9/1/2033 until 12/1/2033 (d)	19,819,162	19,220,965
5.125%, 11/7/2013	9,000,000	8,856,612
5.5%, 12/1/2033	5,000,000	4,992,190
6.0% with various maturities from 5/1/2017 until 8/1/2017	22,191,569	23,182,634
6.5% with various maturities from 11/1/2015 until 9/1/2032	11,151,872	11,615,316
7.0% with various maturities from 5/1/2015 until 9/1/2032	11,406,992	12,046,714
7.5% with various maturities from 6/1/2027 until 11/1/2033	15,411,714	16,559,834
8.0% with various maturities from 2/1/2017 until 7/1/2030	83,293	91,117
8.5% with various maturities from 12/1/2016 until 7/1/2030	32,584	35,572
Federal National Mortgage Association:
Principal Only Certificate, 5/1/2017	5,102	4,425
6.0% with various maturities from 3/1/2014 until 9/1/2033	7,964,751	8,180,742
6.5% with various maturities from 11/1/2015 until 10/1/2033	14,356,699	14,951,702
7.0% with various maturities from 4/1/2015 until 10/1/2033	24,281,499	25,670,283
7.5% with various maturities from 4/1/2015 until 8/25/2041	44,149,713	47,377,329
8.0% with various maturities from 5/1/2005 until 12/1/2024	738,268	800,618
8.5% with various maturities from 7/1/2030 until 8/1/2030	99,582	107,573
9.0% with various maturities from 12/1/2016 until 4/1/2030	203,216	223,408
11.5%, 5/1/2018	54,416	61,637
		228,431,796
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $285,613,665)		283,372,334
Agencies Backed by the Full Faith and Credit of the US Government 90.7%
Government National Mortgage Association:
4.5% with various maturities from 2/15/2018 until 8/15/2018	22,272,378	22,017,460
5.0% with various maturities from 2/15/2018 until 2/15/2033 (d) (e)	525,988,493	514,033,555
5.5% with various maturities from 6/15/2029 until 12/20/2034 (e)	774,513,399	774,841,627
6.0% with various maturities from 11/15/2014 until 12/1/2033 (d) (e)	585,603,530	600,399,317
6.5% with various maturities from 7/15/2008 until 12/1/2033 (c) (e)	486,219,224	508,305,610
7.0% with various maturities from 1/15/2008 until 10/15/2033 (e)	256,598,500	272,766,923
7.5% with various maturities from 11/15/2008 until 2/15/2033	144,383,783	155,145,910
8.0% with various maturities from 9/15/2014 until 9/15/2032	35,472,194	38,714,986
8.5% with various maturities from 8/15/2008 until 1/15/2031	5,775,045	6,388,385
9.0% with various maturities from 9/15/2017 until 7/15/2030	7,303,231	8,152,728
9.5% with various maturities from 6/15/2009 until 5/15/2025	8,634,434	9,718,780
10.0% with various maturities from 11/15/2009 until 8/15/2022	5,517,046	6,199,396
10.5% with various maturities from 4/15/2013 until 12/15/2021	2,695,968	3,054,416
11.0%, 4/20/2019	42,412	48,030
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $2,929,566,857)		2,919,787,123

	Shares	Value ($)

Securities Lending Collateral 15.5%
Daily Assets Fund Institutional, 1.08% (b) (f) (Cost $500,118,050)	500,118,050	500,118,050

Cash Equivalents 18.3%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $588,140,327)	588,140,327	588,140,327

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,303,813,105) (a)	133.3	4,291,792,040
Other Assets and Liabilities, Net	(33.3)	(1,071,120,037)
Net Assets	100.0	3,220,672,003

(a) The cost for federal income tax purposes was $4,301,585,066. At April 30, 2004, net unrealized depreciation for all securities based on tax cost was $9,793,026. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,222,403 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,015,429.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yield at period end.
(c) When-issued or forward delivery pools included.
(d) Mortgage dollar rolls included.
(e) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $482,161,195, which is 15.0% of total net assets.
(f) Represents collateral held in connection with securities lending.
(g) At April 30, 2004, theses securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

At April 30, 2004, open futures contracts sold were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
5-Year US Treasury Note	6/21/2004	50	5,616,106	5,496,875	119,231
10-Year US Treasury Note	6/21/2004	200	22,906,612	22,100,000	806,612
Net unrealized appreciation					925,843

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $3,215,554,728)	$ 3,203,533,663
Investment in Scudder Cash Management QP Trust (cost $588,140,327)	588,140,327
Investment in Daily Assets Fund Intuitional (cost $500,118,050)*	500,118,050
Total investments in securities, at value (cost $4,303,813,105)	4,291,792,040
Receivable for investments sold	278,693,504
Receivable for forward delivery securities	101,639,333
Interest receivable	15,302,233
Receivable for Fund shares sold	1,621,074
Other assets	94,534
Total assets	4,689,142,718
Liabilities
Due to custodian bank	3,935,329
Payable for investments purchased	683,539,845
Payable for when-issued and forward delivery securities	73,762,844
Payable for investments purchased - mortgage dollar rolls	197,332,403
Payable upon return of securities loaned	500,118,050
Deferred mortgage dollar roll income	287,117
Payable for Fund shares redeemed	5,480,272
Payable for daily variation margin on open futures contracts	75,781
Accrued management fee	1,151,505
Other accrued expenses and payables	2,787,569
Total liabilities	1,468,470,715
Net assets, at value	$ 3,220,672,003
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(9,590,302)
Net unrealized appreciation (depreciation) on: Investments	(12,021,065)
Futures	925,843
Accumulated net realized gain (loss)	(182,283,585)
Paid-in capital	3,423,641,112
Net assets, at value	$ 3,220,672,003

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,998,788,672 / 351,223,601 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.54
Maximum offering price per share (100 / 95.50 of $8.54)	$ 8.94
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($150,229,886 / 17,639,683 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.52
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($71,339,860 / 8,350,143 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.54
Class I Net Asset Value, offering and redemption price per share ($313,585 / 36,801 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Interest	59,898,509
Interest - Scudder Cash Management QP Trust	2,795,436
Mortgage dollar roll income	3,866,423
Securities lending income	41,737
Total income	66,602,105
Expenses: Management fee	7,045,109
Distribution service fees	4,715,500
Services to shareholders	2,805,992
Custodian fees	80,278
Auditing	31,293
Legal	62,901
Trustees' fees and expenses	41,300
Reports to shareholders	116,889
Registration fees	73,394
Other	139,625
Total expenses, before expense reductions	15,112,281
Expense reductions	(25,907)
Total expenses, after expense reductions	15,086,374
Net investment income	51,515,731
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	16,693,933
Futures	(1,432,141)
15,261,792
Net unrealized appreciation (depreciation) during the period on: Investments	(38,012,497)
Futures	1,087,159
(36,925,338)
Net gain (loss) on investment transactions	(21,663,546)
Net increase (decrease) in net assets resulting from operations	$ 29,852,185

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2004 (Unaudited)
Cash flows from operating activities
Investment income received	$ 65,396,494
Mortgage dollar roll income received	3,866,423
Payment of operating expenses	(13,734,970)
Proceeds from sales and maturities of investments	4,451,114,143
Purchases of investments	(3,837,926,238)
Net (purchases) sales of short-term investments	(501,836,979)
Proceeds received for collateral on securities loaned	500,118,050
Net receipt (payment) for daily variation margin on futures contracts	(1,442,985)
Cash provided (used) by operating activities	$ 665,553,938
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased - mortgage dollar rolls	$ (309,913,077)
Net increase (decrease) in due to custodian bank	3,935,329
Distributions paid (net of reinvestment of distributions)	(18,793,726)
Proceeds from shares sold	74,748,445
Cost of shares redeemed	(418,474,738)
Cash provided (used) by financing activities	(668,497,767)
Increase (decrease) in cash	(2,943,829)
Cash at beginning of period	2,943,829
Cash at end of period	$ -
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 29,852,185
Net (increase) decrease in cost of investments	(285,144,977)
Net (increase) decrease in unrealized appreciation/depreciation on investments	38,012,497
(Increase) decrease in receivable for investments sold	(323,190,141)
(Increase) decrease in interest receivable	2,624,045
(Increase) decrease in other assets	(94,534)
Increase (decrease) in payable for investments purchased	702,036,253
Increase (decrease) in payable upon return of securities loaned	500,118,050
Increase (decrease) in daily variation margin on open futures contracts	(10,844)
Increase (decrease) in accrued expenses and payables	1,351,404
Cash provided (used) by operating activities	$ 665,553,938

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income	$ 51,515,731	$ 90,922,684
Net realized gain (loss) on investment transactions	15,261,792	37,616,678
Net unrealized appreciation (depreciation) on investment transactions during the period	(36,925,338)	(50,286,131)
Net increase (decrease) in net assets resulting from operations	29,852,185	78,253,231
Distributions to shareholders from: Net investment income: Class A	(57,336,055)	(142,750,949)
Class B	(2,284,086)	(7,552,402)
Class C	(1,101,543)	(3,470,075)
Class I	(6,679)	(89,078)
Fund share transactions: Proceeds from shares sold	75,635,299	368,694,631
Reinvestment of distributions	41,934,637	102,632,262
Cost of shares redeemed	(416,640,790)	(949,649,841)
Net increase (decrease) in net assets from Fund share transactions	(299,070,854)	(478,322,948)
Increase (decrease) in net assets	(329,947,032)	(553,932,221)
Net assets at beginning of period	3,550,619,035	4,104,551,256
Net assets at end of period (including accumulated distributions in excess of net investment income of $9,590,302 and $377,670, respectively)	$ 3,220,672,003	$ 3,550,619,035

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.62	$ 8.80	$ 8.82	$ 8.34	$ 8.38	$ 8.86
Income from investment operations: Net investment income[c]	.13	.21	.39	.51	.54	.53
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.04)	.07	.50	(.02)	(.41)
Total from investment operations	.08	.17	.46	1.01	.52	.12
Less distributions from: Net investment income	(.16)	(.35)	(.48)	(.53)	(.56)	(.60)
Net asset value, end of period	$ 8.54	$ 8.62	$ 8.80	$ 8.82	$ 8.34	$ 8.38
Total Return (%)[d]	.66**	2.08	5.40	12.44	6.44	1.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,999	3,273	3,735	3,908	2,414	2,807
Ratio of expenses before expense reductions (%)	.82*	.82	.84	.83[e]	.80	.85
Ratio of expenses after expense reductions (%)	.82*	.82	.84	.81[e]	.79	.84
Ratio of net investment income (%)	3.09*	2.40	4.57	5.99	6.58	6.22
Portfolio turnover rate (%)	269f*	390[f]	396[f]	83[f]	193	177
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.10% to 4.57%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.
[f] The portfolio turnover rates including mortgage dollar roll transactions were 324%, 484%, 461% and 101% for the periods ended April 30, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.
* Annualized ** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.60	$ 8.78	$ 8.80	$ 8.33	$ 8.37	$ 8.85
Income from investment operations: Net investment income[c]	.09	.14	.32	.43	.47	.45
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.04)	.06	.49	(.03)	(.40)
Total from investment operations	.04	.10	.38	.92	.44	.05
Less distributions from: Net investment income	(.12)	(.28)	(.40)	(.45)	(.48)	(.53)
Net asset value, end of period	$ 8.52	$ 8.60	$ 8.78	$ 8.80	$ 8.33	$ 8.37
Total Return (%)[d]	.18e**	1.25	4.52	11.39	5.54	.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	189	261	220	123	138
Ratio of expenses before expense reductions (%)	1.83*	1.67	1.63	1.68[f]	1.70	1.76
Ratio of expenses after expense reductions (%)	1.80*	1.67	1.63	1.66[f]	1.69	1.75
Ratio of net investment income (%)	2.11*	1.55	3.78	5.14	5.68	5.31
Portfolio turnover rate (%)	269g*	390[g]	396[g]	83[g]	193	177
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.31% to 3.78%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66% and 1.66%, respectively.
[g] The portfolio turnover rates including mortgage dollar roll transactions were 324%, 484%, 461% and 101% for the periods ended April 30, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.
* Annualized ** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.63	$ 8.80	$ 8.82	$ 8.35	$ 8.40	$ 8.87
Income from investment operations: Net investment income[c]	.09	.14	.33	.45	.48	.46
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.02)	.06	.48	(.04)	(.40)
Total from investment operations	.03	.12	.39	.93	.44	.06
Less distributions from: Net investment income	(.12)	(.29)	(.41)	(.46)	(.49)	(.53)
Net asset value, end of period	$ 8.54	$ 8.63	$ 8.80	$ 8.82	$ 8.35	$ 8.40
Total Return (%)[d]	.34**	1.32	4.48	11.57	5.50	.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	88	105	79	36	35
Ratio of expenses before expense reductions (%)	1.74*	1.60	1.58	1.61[e]	1.60	1.66
Ratio of expenses after expense reductions (%)	1.74*	1.60	1.58	1.59[e]	1.59	1.66
Ratio of net investment income (%)	2.17*	1.62	3.83	5.21	5.79	5.40
Portfolio turnover rate (%)	269f*	390[f]	396[f]	83[f]	193	177
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.36% to 3.83%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.
[f] The portfolio turnover rates including mortgage dollar roll transactions were 324%, 484%, 461% and 101% for the periods ended April 30, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.
* Annualized ** Not annualized

Class I
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.61	$ 8.78	$ 8.81	$ 8.34	$ 8.38	$ 8.85
Income from investment operations: Net investment income[c]	.14	.24	.42	.55	.56	.55
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.03)	.05	.47	(.02)	(.40)
Total from investment operations	.08	.21	.47	1.02	.54	.15
Less distributions from: Net investment income	(.17)	(.38)	(.50)	(.55)	(.58)	(.62)
Net asset value, end of period	$ 8.52	$ 8.61	$ 8.78	$ 8.81	$ 8.34	$ 8.38
Total Return (%)	.87d**	2.39	5.61	12.66	6.78	1.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.31	.34	4	5	4	3
Ratio of expenses before expense reductions (%)	1.39*	.53	.52	.54[e]	.55	.60
Ratio of expenses after expense reductions (%)	.70*	.53	.52	.51[e]	.54	.59
Ratio of net investment income (%)	3.21*	2.69	4.89	6.32	6.84	6.47
Portfolio turnover rate (%)	269f*	390[f]	396[f]	83[f]	193	177
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.42% to 4.89%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .51%, and .51%, respectively.
[f] The portfolio turnover rates including mortgage dollar roll transactions were 324%, 484%, 461% and 101% for the periods ended April 30, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C Shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $198,325,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004 ($91,182,000), October 31, 2007 ($29,637,000), October 31, 2008 ($46,511,000) and October 31, 2011 ($30,995,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of the current year distributions will be determined at the end of the current fiscal year end.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $4,215,703,504 and $4,295,787,140, respectively. Purchases and sales of US Treasury obligations aggregated $324,193,665 and $455,435,074, respectively. Mortgage dollar rolls aggregated $937,039,141 and $940,089,721, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such net assets, 0.34% of the next $2,500,000,000 of such net assets and 0.32% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.41% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80%. 0.80%, 0.80% and 0.70% of average daily net assets for Class A, B, C and I Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended April 30, 2004, the amount charged to the Fund by SISC was as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$ 2,227,837	$ -	$ 1,599,798
Class B	324,009	24,447	221,778
Class C	114,173	-	84,960
Class I	1,664	1,222	252
	$ 2,667,683	$ 25,669	$ 1,906,788

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 640,130	$ 103,742
Class C	300,074	47,268
	$ 940,204	$ 151,010

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Effective Rate
Class A	$ 3,461,894	$ 532,385.22%
Class B	213,377	44,892.25%
Class C	100,025	26,001.25%
	$ 3,775,296	$ 603,278

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004, aggregated $64,538, and $654, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $340,966 and $7,173, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received $44.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2004, the custodian fee was reduced by $238 for custodian credits earned.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,653,616	$ 57,702,468	30,612,622	$ 268,168,380
Class B	1,260,283	10,904,332	6,658,369	58,281,268
Class C	802,121	6,969,640	4,655,487	40,882,277
Class I	6,829	58,859	154,834	1,362,706
		$ 75,635,299		$ 368,694,631
Shares issued in reinvestment of dividends
Class A	4,548,064	$ 39,389,703	10,823,624	$ 94,446,043
Class B	200,401	1,731,696	638,960	5,569,494
Class C	93,072	806,559	289,142	2,527,648
Class I	773	6,679	10,172	89,077
		$ 41,934,637		$ 102,632,262
Shares redeemed
Class A	(39,489,709)	$ (342,463,115)	(86,547,189)	$ (755,279,335)
Class B	(5,771,246)	(49,908,675)	(15,031,092)	(131,019,654)
Class C	(2,786,393)	(24,179,923)	(6,653,296)	(58,084,247)
Class I	(10,315)	(89,077)	(599,866)	(5,266,605)
		$ (416,640,790)		$ (949,649,841)
Net increase (decrease)
Class A	(28,288,029)	$ (245,370,944)	(45,110,943)	$ (392,664,912)
Class B	(4,310,562)	(37,272,647)	(7,733,763)	(67,168,892)
Class C	(1,891,200)	(16,403,724)	(1,708,667)	(14,674,322)
Class I	(2,713)	(23,539)	(434,860)	(3,814,822)
		$ (299,070,854)		$ (478,322,948)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KUSAX	KUSBX	KUSCX
CUSIP Number	81123L-105	81123L-204	81123L-303
Fund Number	018	218	318

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder U.S. Government Securities Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder U.S. Government Securities Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------